

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Pension  Partners  1992-C,  Ltd.'s  balance  sheet and  statement of  operations contained in its Form 10-Q for the quarter  ended June 30, 1999 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-END>                                   JUN-30-1999
<CASH>                                         251,785
<SECURITIES>                                   0
<RECEIVABLES>                                  122,408
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               387,923
<PP&E>                                         6,976,994
<DEPRECIATION>                                 (5,820,221)
<TOTAL-ASSETS>                                 1,544,696
<CURRENT-LIABILITIES>                          9,617
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     1,535,079
<TOTAL-LIABILITY-AND-EQUITY>                   1,544,696
<SALES>                                        111,924
<TOTAL-REVENUES>                               118,842
<CGS>                                          0
<TOTAL-COSTS>                                  72,066<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (15,686)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (15,686)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (15,686)
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


